UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 24, 2008

CRM Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	n/a
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box HM 2062, Hamilton, Bermuda,		HM HX
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-295-2185

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 24, 2008, FS Kids, LLC, Mask Foods, Inc., Valu Home Centers, Inc., KBLM Foods, Inc., KDJB Foods, Inc., Gaige & Son Grocery, Inc., TJ’s Market, Inc., BB&T Supermarkets Inc., BNR-Larson, LLC, and Gift Express of New York, Inc., all of which were former members of the Wholesale Retail Workers’ Compensation Trust of New York ("WRWCTNY"), on their own behalf and on behalf of all others similarly situated, sued Compensation Risk Managers, LLC ("CRM"), a wholly-owned subsidiary of CRM Holdings, Ltd. (the "Company"), in the Supreme Court of the State of New York, Erie County. The lawsuit is related to the New York self-insured group litigation as more fully described in "Part II – Item 1. Legal Proceedings" of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008. The lawsuit seeks class action certification and alleges that CRM (i) breached its contract with WRWCTNY, (ii) breached its duty of good faith and fair dealing owed to WRWCTNY, (iii) breached its fiduciary duties owed to WRWCTNY, (iv) was negligent in administering WRWCTNY, (v) engaged in deceptive business practices, (vi) was unjustly enriched, and (vii) should indemnify the plaintiffs for any assessments that they may incur. The plaintiffs are seeking damages arising from the plaintiffs’ joint and several liability for the deficit of WRWCTNY which, as of September 30, 2007, was estimated by the New York State Workers’ Compensation Board at $19 million and from any unpaid claims of the plaintiffs’ injured employees in an amount presently undetermined. CRM intends to vigorously defend this lawsuit. If any matters are decided adversely to CRM, it may result in a liability material to the Company’s financial condition or results of operations. These matters are in very preliminary stages, and the Company cannot estimate what impact, if any, the litigation may have on its financial position, operating results or cash flows.

This Form 8-K contains forward-looking statements within the meaning of federal securities law, including statements concerning plans, objectives, goals, strategies, projections of future events or performance and underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are based on our current expectations and projections about future events and are identified by terminology such as “may,” “will,” “should,” “expect,” “scheduled,” “plan,” “seek,” “intend,” “anticipate,” “believe,” “estimate,” “aim,” “potential,” or “continue” or the negative of those terms or other comparable terminology. All forward-looking statements involve risks and uncertainties. Although the Company believes that its plans, intentions and expectations are reasonable, the Company may not achieve such plans, intentions or expectations. There are or may be important factors that could cause actual results to differ materially from the forward-looking statements the Company makes in this document. Such risks and uncertainties are discussed in the company's Form 10-K for the year ended December 31, 2007, and in other documents filed by the Company with the Securities and Exchange Commission. These risks and others could cause actual results to differ materially from those expressed in any forward-looking statements made. The Company undertakes no obligation to update publicly or revise any forward-looking statements made.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

December 1, 2008	By:	/s/ Louis J. Viglotti

Name: Louis J. Viglotti
Title: General Counsel & Secretary